USA
LISTED
NYSE

ALL STAR®
FUNDS

3rd Quarter Report | September 30, 2020

Liberty All-Star® Equity Fund

LIBERTY ALL-STAR® EQUITY FUND

Period Ended September 30, 2020 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$6.46
Market Price	$6.01
Discount	-7.0%

	Quarter	Year-to-Date
Distribution*	$0.16	$0.47
Market Price Trading Range	$5.68 to $6.31	$3.67 to $7.15
Premium/(Discount) Range	-6.2% to -9.0%	2.5% to -21.3%

Performance
Shares Valued at NAV with Dividends Reinvested	7.30%	1.04%
Shares Valued at Market Price with Dividends Reinvested	7.85%	-4.19%
Dow Jones Industrial Average	8.22%	-0.91%
Lipper Large-Cap Core Mutual Fund Average	8.45%	3.94%
NASDAQ Composite Index	11.24%	25.33%
S&P 500® Index	8.93%	5.57%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2020.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2020

Despite giving up ground in September, equity markets consolidated exceptional second quarter returns with further gains in the third quarter. The S&P 500® Index returned 8.93 percent for the quarter, while the Dow Jones Industrial Average (DJIA) returned 8.22 percent and the NASDAQ Composite Index advanced 11.24 percent.

Through nine months, the S&P 500® returned 5.57 percent, the DJIA returned -0.91 percent and the NASDAQ Composite returned 25.33 percent.

The third quarter got off to a strong start, with investors believing that economic damage owing to the pandemic would not be as severe as once feared. This was due to government stimulus programs and a report that employers added 4.8 million jobs in June for the second straight month of growth. Investors anticipated a sharp contraction in the economy and in latter July the Commerce Department confirmed their fears with a report that U.S. GDP fell 9.5 percent in the second quarter, the steepest quarterly decline on record.

Nevertheless, August saw the market’s momentum hold, as the S&P 500® posted six straight days of gains to begin the month. August also saw the S&P 500® log its first record close in six months, an event that marked the fastest recovery in history following a bear market. From its February 19 high, the S&P 500® dropped 34 percent by March 23 only to reach a new record high on August 18.  A typical peak-to-peak recovery takes 1,542 trading days on average, according to Dow Jones Market Data.

August ended with stocks closing out their best month since April, a gain of 7.19 percent. But just days later, on September 3, the S&P 500® posted its worst day since mid-June. September would go on to see the S&P 500® encounter its first four-week losing streak in more than a year and that same index came close to a 10 percent decline, which would have marked correction territory. Among concerns weighing on investors were the rich valuations of certain technology stocks, tensions between the U.S. and China, election uncertainties and the outlook for the economy in the pandemic age. The inability of the House and the Senate to come to any agreement on extra unemployment benefits and other economic aid also caused concern. A rebound in the last few trading days recouped some of the losses, but the S&P 500® still declined -3.80 percent for the month.

Liberty All-Star® Equity Fund

Fund performance in the third quarter trailed key market benchmarks. The Fund returned 7.30 percent with shares valued at net asset value (NAV) with dividends reinvested and 7.85 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, returned 8.45 percent. As noted earlier, respective returns for the S&P 500®, the DJIA and the NASDAQ Composite were 8.93 percent, 8.22 percent and 11.24 percent.

Third Quarter Report (Unaudited) | September 30, 2020	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Through nine months, the Fund returned 1.04 percent with shares valued at NAV with dividends reinvested and -4.19 percent with shares valued at market price with dividends reinvested. The Lipper Large-Cap Core benchmark returned 3.94 percent for the same period. The nine-month return for the S&P 500® was 5.57 percent, while the DJIA returned -0.91 percent and the NASDAQ Composite returned 25.33 percent. The Fund had a strong second quarter, but results year to date continue to lag owing to a difficult first quarter.

Throughout the year, the market has been dominated by a handful of mega-cap technology stocks. To illustrate, the S&P 500® Index is capitalization-weighted, meaning that stocks with large capitalizations receive a heavier weighting than those with lesser capitalizations. The cap-weighted S&P 500® returned 5.57 percent through September. But an equal-weighted S&P 500®—removing the effect of size and treating the performance of each stock equally—returned -4.75 percent. Another indicator of the market’s concentration is the fact that just three S&P sectors out of 11 have outperformed the index year to date: information technology, consumer discretionary and communication services.

This data would indicate that growth style stocks have continued to outperform value style issues and, indeed, that is the case. In the third quarter, the Russell 1000® Growth Index returned 13.22 percent, while its Value counterpart returned less than half that, just 5.59 percent. The outperformance of growth stocks year to date has been even more pronounced—the Russell 1000® Growth Index returned 24.33 percent compared to its Value counterpart, which declined -11.58 percent.

In the third quarter Fund shares traded in a discount range relative to their underlying NAV that was little changed relative to the second quarter. For the most recent quarter, the discount ranged from -6.2 percent to -9.0 percent, whereas during the previous quarter the range went from -3.4 percent to -10.2 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.16 per share in the third quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $28.02 per share for a total of more than $3.1 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

In Fund news, the annual meeting of shareholders was held (by telephone, owing to the coronavirus) on October 6. The key outcome was a vote to approve Fiduciary Management, Inc. as one of the Fund’s investment managers. It was necessary to reach out to some shareholders multiple times to obtain the necessary votes and we wish to thank shareholders for their support throughout this lengthy process.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Recently, ongoing market characteristics—high valuations, the dominance of a few mega-cap stocks and growth stocks’ outperformance over value stocks—have been challenges for the Fund. Nevertheless, the Fund’s five investment managers—three value managers and two growth managers—continue to perform as expected, adhering to their specific investment style and strategy and making sound, well-reasoned stock selections. The Fund’s long-term performance reflects this, and we at ALPS Advisors continue our commitment to the Fund’s core attributes: institutional-quality investment management, rigorous review of the managers’ performance, diversification by style and strategy, a long-term perspective, and alignment with shareholders’ best interests.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2020 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Third Quarter Report (Unaudited) | September 30, 2020	3

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

September 30, 2020 (Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020
1st Quarter	0.17
2nd Quarter	0.14
3rd Quarter	0.16
Total	$28.02

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics

September 30, 2020 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2020 (Unaudited)

		Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	38	30	46	29	32	151*	505
Percent of Holdings in Top 10	40%	46%	37%	44%	55%	21%	28%
Weighted Average Market Capitalization (billions)	$39	$114	$155	$335	$340	$203	$452
Average Five-Year Earnings Per Share Growth	-8%	9%	10%	17%	31%	12%	12%
Dividend Yield	2.5%	1.5%	1.7%	0.7%	0.4%	1.3%	1.7%
Price/Earnings Ratio**	14x	21x	22x	43x	48x	27x	27x
Price/Book Value Ratio	0.9x	3.2x	2.4x	8.9x	9.6x	2.5x	3.8x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Third Quarter Report (Unaudited) | September 30, 2020	5

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

September 30, 2020 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Amazon.com, Inc.	2.61%
Adobe, Inc.	2.34
PayPal Holdings, Inc.	2.30
Visa, Inc.	2.04
Facebook, Inc.	1.99
Microsoft Corp.	1.92
Alphabet, Inc.	1.90
salesforce.com, Inc.	1.80
Danaher Corp.	1.74
UnitedHealth Group, Inc.	1.54
ServiceNow, Inc.	1.36
JPMorgan Chase & Co.	1.35
Sony Corp.	1.32
Berkshire Hathaway, Inc.	1.29
Equinix, Inc.	1.24
IHS Markit, Ltd.	1.16
Chubb, Ltd.	1.12
Capital One Financial Corp.	1.11
Masco Corp.	1.01
Dollar General Corp.	0.98
32.12%

Economic Sectors*	Percent of Net Assets
Information Technology	22.05%
Financials	15.03
Health Care	14.40
Consumer Discretionary	13.92
Industrials	11.86
Communication Services	5.96
Materials	4.41
Consumer Staples	3.91
Energy	2.95
Real Estate	2.65
Utilities	0.53
Other Net Assets	2.33
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

September 30, 2020 (Unaudited)

The following are the major ($2 million or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the third quarter of 2020.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/20
Purchases
Ball Corp.	34,726	113,168
Booking Holdings, Inc.	1,520	7,605
Capital One Financial Corp.	34,311	214,632
IQVIA Holdings, Inc.	18,600	18,600
Procter & Gamble Co.	51,500	51,500
Textron, Inc.	135,257	135,257
Thermo Fisher Scientific, Inc.	19,768	19,768
Wells Fargo & Co.	92,145	422,158

Sales
Adobe, Inc.	(14,095)	66,315
Amazon.com, Inc.	(919)	11,532
Intuitive Surgical, Inc.	(4,081)	10,458
Morgan Stanley	(72,883)	104,531
PayPal Holdings, Inc.	(37,966)	162,053
salesforce.com, Inc.	(20,046)	99,687
Stanley Black & Decker, Inc.	(14,058)	34,340

Third Quarter Report (Unaudited) | September 30, 2020	7

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.67%)
COMMUNICATION SERVICES (5.96%)
Interactive Media & Services (4.79%)
Alphabet, Inc., Class C(a)	17,958	$26,391,077
Facebook, Inc., Class A(a)	105,666	27,673,925
Match Group, Inc.(a)	55,544	6,145,922
Twitter, Inc.(a)	142,600	6,345,700
		66,556,624
Media (1.17%)
Comcast Corp., Class A	224,820	10,400,173
Omnicom Group, Inc.	119,755	5,927,873
		16,328,046
CONSUMER DISCRETIONARY (13.92%)
Auto Components (0.63%)
Lear Corp.	80,253	8,751,590

Automobiles (0.69%)
Ford Motor Co.	1,443,832	9,615,921

Hotels, Restaurants & Leisure (0.76%)
Carnival Corp.(b)	25,012	379,682
Yum! Brands, Inc.	111,345	10,165,799
		10,545,481
Household Durables (3.14%)
Lennar Corp., Class A	103,300	8,437,544
Lennar Corp., Class B	2,500	164,150
Mohawk Industries, Inc.(a)	86,151	8,407,476
Newell Brands, Inc.	482,863	8,285,929
Sony Corp.(c)	238,205	18,282,234
		43,577,333
Internet & Direct Marketing Retail (3.55%)
Amazon.com, Inc.(a)	11,532	36,311,154
Booking Holdings, Inc.(a)	7,605	13,009,722
		49,320,876
Multiline Retail (1.72%)
Dollar General Corp.	65,300	13,688,186
Dollar Tree, Inc.(a)	112,433	10,269,630
		23,957,816
Specialty Retail (1.41%)
Home Depot, Inc.	26,980	7,492,616
TJX Cos., Inc.	149,780	8,335,257
Ulta Beauty, Inc.(a)	16,971	3,801,164
		19,629,037

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (2.02%)
Gildan Activewear, Inc.	505,446	$9,942,123
NIKE, Inc., Class B	98,157	12,322,629
PVH Corp.	97,564	5,818,717
		28,083,469
CONSUMER STAPLES (3.91%)
Beverages (1.03%)
Coca-Cola Co.	142,000	7,010,540
PepsiCo, Inc.	53,050	7,352,730
		14,363,270
Food & Staples Retailing (0.70%)
Costco Wholesale Corp.	20,066	7,123,430
Walgreens Boots Alliance, Inc.	71,000	2,550,320
		9,673,750
Food Products (0.89%)
Nestle SA(c)	62,995	7,512,469
Tyson Foods, Inc., Class A	81,000	4,817,880
		12,330,349
Household Products (0.51%)
Procter & Gamble Co.	51,500	7,157,985

Personal Products (0.78%)
Unilever PLC(c)	175,925	10,851,054

ENERGY (2.95%)
Energy Equipment & Services (1.64%)
Baker Hughes Co.	537,344	7,141,302
Halliburton Co.	598,814	7,215,708
National Oilwell Varco, Inc.	593,470	5,376,838
Schlumberger NV	200,105	3,113,634
		22,847,482
Oil, Gas & Consumable Fuels (1.31%)
Cabot Oil & Gas Corp.	330,000	5,728,800
Cenovus Energy, Inc.	528,447	2,055,659
Exxon Mobil Corp.	73,583	2,526,104
Phillips 66	66,000	3,421,440
Pioneer Natural Resources Co.	25,500	2,192,745
Royal Dutch Shell PLC, Class A(c)	91,039	2,291,452
		18,216,200
FINANCIALS (15.03%)
Banks (4.70%)
Bank of America Corp.	317,622	7,651,514

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2020	9

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Banks (continued)
BOK Financial Corp.	29,600	$1,524,696
Citigroup, Inc.	239,427	10,321,698
Commerce Bancshares, Inc.	64,000	3,602,560
Cullen/Frost Bankers, Inc.	38,000	2,430,100
East West Bancorp, Inc.	94,300	3,087,382
JPMorgan Chase & Co.	195,283	18,799,894
Mitsubishi UFJ Financial Group, Inc.(b)(c)	650,000	2,606,500
PNC Financial Services Group, Inc.	49,400	5,429,554
Wells Fargo & Co.	422,158	9,924,935
		65,378,833
Capital Markets (3.43%)
Ameriprise Financial, Inc.	43,200	6,657,552
Charles Schwab Corp.	307,000	11,122,610
Goldman Sachs Group, Inc.	39,171	7,872,196
Morgan Stanley	104,531	5,054,074
Northern Trust Corp.	87,915	6,854,732
S&P Global, Inc.	17,000	6,130,200
UBS Group AG	361,404	4,029,655
		47,721,019
Consumer Finance (1.11%)
Capital One Financial Corp.	214,632	15,423,456

Diversified Financial Services (2.18%)
Berkshire Hathaway, Inc., Class B(a)	83,925	17,870,989
Equitable Holdings, Inc.	398,322	7,265,393
Voya Financial, Inc.	105,990	5,080,101
		30,216,483
Insurance (3.61%)
American International Group, Inc.	416,768	11,473,623
Axis Capital Holdings, Ltd.	171,252	7,541,938
Chubb, Ltd.	133,522	15,504,575
Cincinnati Financial Corp.	12,693	989,673
MetLife, Inc.	207,103	7,698,018
Progressive Corp.	72,795	6,891,503
		50,099,330
HEALTH CARE (14.40%)
Biotechnology (1.26%)
Amgen, Inc.	35,800	9,098,928
BioMarin Pharmaceutical, Inc.(a)	37,200	2,830,176
Regeneron Pharmaceuticals, Inc.(a)	9,871	5,525,588
		17,454,692

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (6.60%)
Abbott Laboratories	105,709	$11,504,311
Alcon, Inc.(a)	104,500	5,951,275
Align Technology, Inc.(a)	19,546	6,398,579
Becton Dickinson and Co.	34,315	7,984,414
Boston Scientific Corp.(a)	151,747	5,798,253
Danaher Corp.	112,186	24,157,011
Intuitive Surgical, Inc.(a)	10,458	7,420,369
Koninklijke Philips NV(a)	188,722	8,898,249
Medtronic PLC	70,000	7,274,400
Smith & Nephew PLC(c)	162,720	6,362,352
		91,749,213
Health Care Providers & Services (3.10%)
Cardinal Health, Inc.	53,609	2,516,943
McKesson Corp.	45,454	6,769,464
Quest Diagnostics, Inc.	107,710	12,331,718
UnitedHealth Group, Inc.	68,838	21,461,623
		43,079,748
Life Sciences Tools & Services (1.72%)
Illumina, Inc.(a)	39,469	12,199,079
IQVIA Holdings, Inc.(a)	18,600	2,931,918
Thermo Fisher Scientific, Inc.	19,768	8,727,967
		23,858,964
Pharmaceuticals (1.72%)
Elanco Animal Health, Inc.(a)	209,500	5,851,335
Mylan NV(a)	205,038	3,040,714
Novartis AG(c)	68,000	5,913,280
Zoetis, Inc.	55,300	9,144,961
		23,950,290
INDUSTRIALS (11.86%)
Aerospace & Defense (1.31%)
General Dynamics Corp.	34,000	4,706,620
Honeywell International, Inc.	52,620	8,661,778
Textron, Inc.	135,257	4,881,425
		18,249,823
Air Freight & Logistics (0.52%)
Expeditors International of Washington, Inc.	79,240	7,172,805

Building Products (1.89%)
Allegion PLC	61,000	6,033,510
Johnson Controls International PLC	151,500	6,188,775

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2020	11

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Building Products (continued)
Masco Corp.	254,630	$14,037,752
		26,260,037
Commercial Services & Supplies (0.37%)
Waste Connections, Inc.	50,100	5,200,380

Electrical Equipment (0.84%)
Eaton Corp. PLC	82,515	8,419,005
Emerson Electric Co.	49,580	3,250,961
		11,669,966
Industrial Conglomerates (0.79%)
General Electric Co.	1,755,143	10,934,541

Machinery (3.32%)
Oshkosh Corp.	81,000	5,953,500
PACCAR, Inc.	93,530	7,976,238
Parker-Hannifin Corp.	33,600	6,798,624
Stanley Black & Decker, Inc.	34,340	5,569,948
Wabtec Corp.	131,958	8,165,561
Xylem, Inc.	138,600	11,659,032
		46,122,903
Professional Services (1.65%)
IHS Markit, Ltd.	205,474	16,131,764
TransUnion	81,200	6,831,356
		22,963,120
Road & Rail (0.69%)
Union Pacific Corp.	48,881	9,623,202

Trading Companies & Distributors (0.48%)
HD Supply Holdings, Inc.(a)	162,620	6,706,449

INFORMATION TECHNOLOGY (22.05%)
IT Services (7.01%)
Accenture Ltd., Class A, Class A	26,530	5,995,515
Cognizant Technology Solutions Corp., Class A	119,153	8,271,601
FleetCor Technologies, Inc.(a)	48,355	11,513,326
Mastercard, Inc., Class A	28,696	9,704,126
PayPal Holdings, Inc.(a)	162,053	31,929,303
Snowflake, Inc.(a)	6,967	1,748,717
Visa, Inc., Class A	141,458	28,287,356
		97,449,944

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (3.12%)
ASML Holding N.V.	15,353	$5,669,402
Microchip Technology, Inc.	75,800	7,789,208
NVIDIA Corp.	23,993	12,985,492
QUALCOMM, Inc.	70,000	8,237,600
Xilinx, Inc.	83,670	8,721,761
		43,403,463
Software (11.39%)
Adobe, Inc.(a)	66,315	32,522,865
ANSYS, Inc.(a)	35,000	11,453,050
Autodesk, Inc.(a)	36,986	8,544,136
Intuit, Inc.	19,134	6,241,702
Microsoft Corp.	126,993	26,710,438
salesforce.com, Inc.(a)	99,687	25,053,337
ServiceNow, Inc.(a)	38,881	18,857,285
Splunk, Inc.(a)	41,955	7,892,994
Trade Desk, Inc., Class A(a)	17,954	9,314,176
Workday, Inc., Class A(a)	54,001	11,617,235
		158,207,218
Technology Hardware, Storage & Peripherals (0.53%)
Hewlett Packard Enterprise Co.	790,520	7,407,172

MATERIALS (4.41%)
Chemicals (3.27%)
Corteva, Inc.	225,000	6,482,250
Dow Chemical Co.	184,991	8,703,827
Ecolab, Inc.	38,335	7,660,866
Linde PLC	35,258	8,395,988
PPG Industries, Inc.	62,350	7,611,688
RPM International, Inc.	80,000	6,627,200
		45,481,819
Construction Materials (0.46%)
Martin Marietta Materials, Inc.	27,000	6,354,720

Containers & Packaging (0.68%)
Ball Corp.	113,168	9,406,524

REAL ESTATE (2.65%)
Equity Real Estate Investment Trusts (REITs) (2.65%)
American Tower Corp.	54,050	13,065,506
Equinix, Inc.	22,628	17,200,222
Equity LifeStyle Properties, Inc.	52,600	3,224,380

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2020	13

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Sun Communities, Inc.	23,800	$3,346,518
		36,836,626
UTILITIES (0.53%)
Electric Utilities (0.53%)
NRG Energy, Inc.	237,861	7,311,847

TOTAL COMMON STOCKS
(COST OF $1,138,634,732)		1,357,500,870

SHORT TERM INVESTMENTS (2.59%)
MONEY MARKET FUND (2.38%)
State Street Institutional US Government Money Market Fund, 0.024%(d)
(COST OF $33,046,968)	33,046,968	33,046,968

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.21%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%
(COST OF $2,871,000)	2,871,000	2,871,000

TOTAL SHORT TERM INVESTMENTS
(COST OF $35,917,968)		35,917,968

TOTAL INVESTMENTS (100.26%)
(COST OF $1,174,552,700)		1,393,418,838

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.26%)		(3,580,153)

NET ASSETS (100.00%)		$1,389,838,685

NET ASSET VALUE PER SHARE
(215,084,612 SHARES OUTSTANDING)		$6.46

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,712,760.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2020.

See Notes to Schedule of Investments.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2020, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Third Quarter Report (Unaudited) | September 30, 2020	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2020:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$2,712,760	$2,871,000	$0	$2,871,000

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2020:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,357,500,870	$—	$—	$1,357,500,870
Short Term Investments	35,917,968	—	—	35,917,968
Total	$1,393,418,838	$—	$—	$1,393,418,838

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Third Quarter Report (Unaudited) | September 30, 2020	17

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2020 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark
and Market Indices

September 30, 2020 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Third Quarter Report (Unaudited) | September 30, 2020	19

Intentionally Left Blank

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1000	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com	TRUSTEES

Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Jill Kerschen, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR	Matthew Sutula, Chief Compliance Officer * Member of the Audit Committee
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund’s Form N-PORTs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

USA LISTED NYSE

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.